Summary Prospectus January 28, 2021

Brandes Core Plus Fixed Income Fund
Class / Ticker  Class I BCPIX  Class A BCPAX  Class R6 BCPRX#
#
Class R6 shares of this Fund are currently inactive. If interested in purchasing the R6 shares of this Fund, please contact (800) 395-3807 for information.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Reports to Shareholders, Statement of Additional Information and other information about the Fund online at https://www.brandes.com/us/funds/knowledgecenter/fund-library. You may also obtain this information at no cost by calling 1-800-395-3807 or by e-mail at info@brandesfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 28, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes Core Plus Fixed Income Fund (the “Core Plus Fund” or “Fund”) seeks to maximize long-term total return, consisting of both current income and capital appreciation.
 Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Core Plus Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds. More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 16 of the Prospectus and “Additional Purchase and Redemption Information” on page B-83 of the Fund’s Statement of Additional Information.
Shareholder Fees (Fees paid directly from your investment)
	Class A	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load)	None*	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class R6
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses
Shareholder Servicing Fees	None	None	None
Other Expenses(1)	0.27%	0.31%	0.27%
Total Other Expenses	0.27%	0.31%	0.27%
Total Annual Fund Operating Expenses	0.87%	0.66%	0.62%
Less: Fee Waiver and/or Expense Reimbursement	0.36%	0.35%	0.31%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.51%	0.31%	0.31%
*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.
(1)
“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees. Acquired fund fees and expenses are also included in “Other Expenses;” therefore, Total Annual Fund Operating Expenses do not correlate with the financial highlights.
(2)
The Advisor has contractually agreed to limit the Core Plus Fund’s Class A, Class I and Class R6 annual operating expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses), including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 28, 2022: 0.50%, 0.30% and 0.30%, respectively (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund. The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the
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time of reimbursement.
Example
This example is intended to help you compare the costs of investing in the Core Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$425	$607	$805	$1,375
Class I	$32	$176	$333	$789
Class R6	$32	$167	$315	$745

Portfolio Turnover
The Core Plus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.59% of the average value of its portfolio.
 Principal Investment Strategies
The Core Plus Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in fixed income securities. These include, but are not limited to, debt securities issued by U.S. and foreign (including emerging markets) companies, debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, and U.S. and foreign mortgage-backed securities, collateralized mortgage obligations and asset-backed debt securities. The Fund may also invest in other forms of debt obligations and income-producing securities, including but not limited to preferred stock. The Fund may invest up to 25% of its total fixed income assets, measured at the time of purchase, in securities not denominated in U.S. dollars.
Brandes Investment Partners, L.P., the Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio. As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio or other measures of credit worthiness in evaluating the securities of a particular issuer.
The Core Plus Fund may invest in debt instruments of any maturity or with no maturity and it may invest in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”). Up to 25% of the Fund’s total debt securities may be high yield bonds. The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk-free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.
While the average portfolio duration of the Fund typically will vary, the duration of the Fund’s portfolio is generally expected to be within a 20% margin (higher or lower) of the duration of the Fund’s benchmark index. Other than in periods of unusual market conditions, which could continue for an extended period, this margin will normally be within 10% of the duration of the Fund’s benchmark index.
The Advisor will typically sell a security from the Fund’s portfolio when the Advisor’s research process identifies a significantly better investment opportunity or the Advisor’s assessment of the security’s intrinsic value declines. The Advisor may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requests for redemption of Fund shares.
 Principal Investment Risks
Because the values of the Core Plus Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Core Plus Fund, or the Fund could underperform other investments. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Principal risks of the Fund are as follows:
Market Risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment in the fund will go down.
Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.
Credit Risk. Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The value of an issuer’s securities held by the Core Plus Fund may decline in response to adverse developments with respect to the issuer or if the issuer or any guarantor is, or is perceived to be, unwilling or unable to pay or perform in a timely fashion. Changes in actual or perceived creditworthiness may occur quickly. The Fund
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could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Interest Rate Risk. As with most fixed income funds, the income on and value of your shares in the Core Plus Fund will fluctuate along with interest rates. The Fund faces a risk that interest rates may rise. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, and when interest rates are low, the income generated by the Fund’s investments may not be sufficient to pay Fund expenses.
Duration Risk. The longer the maturity of a fixed income security, the more its price will vary as levels of interest rates change. Our strategies can hold securities with long-dated maturities. Duration is a measure of how sensitive a security or portfolio is to moves in interest rates. When strategies have significantly longer duration than their benchmark index, they are likely to be more volatile when market interest rates move materially.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Currency Risk. Because the Core Plus Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.
Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.
Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Core Plus Fund’s investments in foreign securities. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets.
Liquidity Risk. Liquidity risk exists when particular investments are or become difficult to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes, including U.S. Treasury securities. The Core Plus Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Core Plus Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns. When interest rates rise, prepayments may decline, resulting in longer-than-anticipated maturities.
Non-Investment Grade (High Yield Bond) Securities
Risk.  Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty. These securities may be difficult or impossible to sell during periods of uncertainty or market turmoil.
Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and caused major disruptions to economies and markets around the world, including the United States. Financial markets have experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced and may continue to experience particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments.
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The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
U.S. Government Obligations Risk. Securities issued by the U.S. Treasury and certain U.S. government agencies are backed by the full faith and credit of the U.S. government. While this guarantee should ensure the timely repayment of all principal and interest, it does not mean that the market value of such securities cannot be adversely impacted by changes in interest rates, similar to non-U.S. government-issued fixed income securities. Securities issued by certain other U.S. government-related entities, principally Fannie Mae and Freddie Mac, are often categorized as U.S. government obligations, but do not enjoy the full backing of the U.S. government.
Value Style Risk. The value style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future.
 Performance
The following performance information shows you how the Core Plus Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund’s Class I Shares for the past ten years. The table that follows compares the Fund’s returns over time to a broad-based securities index. The chart and table assume reinvestment of dividends and distributions. Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.brandesfunds.com.
 Year-by-Year Total Returns as of
December 31, for Class I  Shares

Best Quarter	3Q 2012	3.44%
Worst Quarter	4Q 2016	-2.18%
 Average Annual Total Returns For
periods ended December 31, 2020
(Returns reflect applicable sales charges)
	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	2.32%	3.08%	3.15%
Class R6 Shares – Return Before Taxes	7.74%	4.72%	4.19%
Class I Shares – Return Before Taxes	6.64%	4.14%	3.87%
Return After Taxes on Distributions	5.52%	2.97%	2.47%
Return After Taxes on Distributions and Sale of Fund Shares	3.92%	2.66%	2.42%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Class I shares were first offered on December 28, 2007. Class A shares were first offered on January 31, 2013. Performance shown prior to the inception of Class A shares on January 31, 2013, reflects the performance of Class I shares, restated to reflect Class A sales loads and expenses. Class R6 shares were first offered on October 10, 2017. Prior to the offering of Class R6 shares, the performance shown for Class R6 shares reflects the performance of Class I shares, restated to reflect Class R6 sales loads and expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-advantaged accounts such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for other Classes will vary.
The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.
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 Management
Investment Advisor. Brandes Investment Partners, L.P.
Portfolio Managers	Position with Advisor	Managed the Fund Since:
Charles S. Gramling, CFA	Director, Fixed Income and Fixed Income Investment Committee Member	2007
David J. Gilson, CFA	Senior Fixed Income Analyst and Fixed Income Investment Committee Member	2007
Timothy M. Doyle, CFA	Fixed Income Portfolio Manager and Fixed Income Investment Committee Member	2012
 Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A shares may be purchased only through financial intermediaries.
Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0
(1)
Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.
(2)
Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.
 Tax Information
The Core Plus Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
 Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Core Plus Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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